Exhibit 99

Chemed Reports Fourth-Quarter 2018 Results

CINCINNATI--(BUSINESS WIRE)--February 20, 2019--Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2018, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 6.8% to $458 million
  GAAP Diluted Earnings-per-Share (EPS) of $3.26
  Adjusted Diluted EPS of $3.35, an increase of 44.4%

VITAS segment operating results:

  Net Patient Revenue of $307 million, an increase of 5.0%
  Average Daily Census (ADC) of 18,149, an increase of 7.3%
  Admissions of 16,579, essentially equal to prior year
  Net Income, excluding special items, of $40.2 million, an increase of 40.7%
  Adjusted EBITDA, excluding cap, of $55.5 million, an increase of 11.2%

Roto-Rooter segment operating results:

  Revenue of $151 million, an increase of 10.6%
  Net Income, including special items, of $26.2 million, an increase of 46.9%
  Adjusted EBITDA of $36.1 million, an increase of 16.3%
  Adjusted EBITDA margin of 24.0%, an increase of 118-basis points

Effective January 1, 2018, the Financial Accounting Standards Board (FASB) mandated changes in revenue recognition under Generally Accepted Accounting Principles (GAAP). For Chemed, the accounting standard mandated reclassification of certain costs within the 2018 income statement when compared to prior-year formats. These reclassifications do not impact EBITDA, Adjusted EBITDA, pretax income or net income. This accounting standard has been adopted on a modified retrospective basis, meaning prior-year GAAP results are not reclassified and are reported using historical revenue recognition accounting standards.

This resulted in the reclassification of net room and board expenses associated with certain patients residing in nursing homes to be reclassified from cost of services to revenue, effectively reducing VITAS’ fourth-quarter 2018 revenue and cost of sales by $2.2 million. In addition, uncollectable accounts receivable, commonly referred to as bad debt expense, historically has been included in selling, general and administrative expenses for VITAS and Roto-Rooter, are now netted against service revenue and sales.

The discussion and analysis of operating results in this fourth-quarter 2018 earnings release narrative does reclassify the fourth-quarter 2017 net room and board and estimated uncollectable receivables to facilitate analysis of operating results in a format consistent with the 2018 revenue recognition accounting standard.

VITAS

VITAS net revenue was $307 million in the fourth quarter of 2018, which is an increase of 7.3%, when compared to the prior-year period. This revenue increase is comprised primarily of a geographically weighted average Medicare reimbursement rate increase of approximately 1.1%; a 7.3% increase in average daily census; and a Medicare Cap liability that reduced revenue growth by 0.4%. This growth is partially offset by acuity mix shift that negatively impacted revenue growth 1.0% when compared to the prior-year period.

In the fourth quarter of 2018, VITAS accrued $3.5 million in Medicare Cap billing limitations. At December 31, 2018, VITAS had 30 Medicare provider numbers, two of which have an estimated 2019 Medicare Cap billing limitation liability of approximately $13.6 million.

Of VITAS’ 30 Medicare provider numbers, on a trailing 12-month basis, 25 provider numbers have a Medicare Cap cushion of 10% or greater, one provider number has a cap cushion between 5% and 10%, two provider numbers have a cap cushion between 0% and 5%, and two provider numbers would have a Medicare Cap billing limitation.

Average revenue per patient per day in the quarter was $189.06, which is 0.1% below the prior-year period. Reimbursement for routine home care and high acuity care averaged $164.98 and $741.21, respectively. During the quarter, high acuity days-of-care were 4.2% of total days of care, 31-basis points less than the prior-year quarter.

The fourth quarter of 2018 gross margin, excluding Medicare Cap, was 24.0%, which is a 13-basis point increase when compared to the fourth quarter of 2017.

Selling, general and administrative expense was $19.4 million in the fourth quarter of 2018, which is an increase of 0.6% compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $55.5 million in the quarter, an increase of 11.2%. Adjusted EBITDA margin, excluding Medicare Cap, was 17.9% in the quarter which is a 59-basis point increase when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $151 million for the fourth quarter of 2018, an increase of $15.6 million, or 11.6%, over the prior-year quarter. Revenue from the water restoration service segment totaled $24.3 million, an increase of $2.1 million, or 9.7%, when compared to the prior-year quarter. Approximately 90% of the water restoration revenue is generated from residential customers and the remaining 10% is generated from commercial accounts.

Commercial drain cleaning revenue increased 11.6%, commercial plumbing and excavation increased 12.5% and commercial water restoration increased 12.4%. Overall, commercial revenue increased 12.0%.

Residential drain cleaning increased 9.4%, plumbing and excavation increased 14.2% and residential water restoration increased 9.3%. Aggregate residential sales increased 11.4%.

Roto-Rooter’s gross margin in the quarter was 48.8%, a 6-basis point decline when compared to the fourth quarter of 2017. Adjusted EBITDA in the fourth quarter of 2018 totaled $36.1 million, an increase of 16.3%. The Adjusted EBITDA margin in the quarter was 24.0% which is a 98-basis point improvement over the prior year.

Chemed Consolidated

As of December 31, 2018, Chemed had total cash and cash equivalents of $5 million and debt of $89 million.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points. At December 31, 2018, the Company had approximately $324 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 130,524 shares of Chemed stock for $36.9 million which equates to a cost per share of $282.77. On March 6, 2018, Chemed’s Board of Directors authorized an additional $150 million for stock repurchase under Chemed’s existing share repurchase program. As of December 31, 2018, there was approximately $47 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007. Since that time Chemed has repurchased 13.9 million shares, aggregating over $1.1 billion at an average share cost of $80.92. Including dividends over this period, Chemed has returned approximately $1.3 billion to shareholders.

Guidance for 2019

Revenue growth for VITAS in 2019, prior to Medicare Cap, is estimated to be in the range of 5.5% to 6.0%. Admissions are estimated to expand approximately 3.0% to 4.0% and Average Daily Census in 2019 is estimated to expand approximately 4.0% to 5.0%. Full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.9%. We are currently estimating $10 million for Medicare Cap billing limitations in 2019.

Roto-Rooter is forecasted to achieve full-year 2019 revenue growth of 9.0% to 10.0%. This revenue estimate is based upon increased job pricing of approximately 2%, continued growth in core plumbing and drain cleaning services as well as continued but slowing revenue growth from water restoration services. Roto-Rooter’s Adjusted EBITDA margin for 2019 is estimated at 23.7%.

Based upon the above, full-year 2019 adjusted earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $12.65 to $12.85. This 2019 guidance assumes an effective corporate tax rate of 25.2%. Chemed’s 2018 reported adjusted earnings per diluted share was $11.93.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, February 21, 2019, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants. The participant passcode/Conference ID is 8283536. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 8283536. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 18,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2018	2017	2018	2017
Service revenues and sales	$457,507	$428,357	$1,782,648	$1,666,724
Cost of services provided and goods sold	313,054	291,493	1,228,644	1,150,532
Selling, general and administrative expenses (aa)	65,735	71,621	270,209	276,652
Depreciation	9,822	8,943	38,464	35,488
Amortization	303	26	399	137
Other operating (income)/expenses	1,212	(258)	1,300	90,880
Total costs and expenses	390,126	371,825	1,539,016	1,553,689
Income from operations	67,381	56,532	243,632	113,035
Interest expense	(1,177)	(1,108)	(4,990)	(4,272)
Other income--net (bb)	(3,398)	2,715	958	8,154
Income before income taxes	62,806	58,139	239,600	116,917
Income taxes	(8,478)	(3,587)	(34,056)	(18,740)
Net income	$54,328	$54,552	$205,544	$98,177

Earnings Per Share
Net income	$3.39	$3.40	$12.80	$6.11
Average number of shares outstanding	16,026	16,026	16,059	16,057

Diluted Earnings Per Share
Net income	$3.26	$3.25	$12.23	$5.86
Average number of shares outstanding	16,670	16,776	16,803	16,742

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended December 31,		For the Years Ended December 31,
	2018	2017	2018	2017
SG&A expenses before long-term incentive compensation, expenses related to the OIG investigation and the impact of market value adjustments related to deferred compensation plans	$67,034	$66,821	$263,304	$258,034
Market value adjustments related to deferred compensation plans	(3,541)	2,811	287	8,430
Long-term incentive compensation	2,242	1,973	6,618	4,994
Expenses related to the OIG investigation	-	16	-	5,194
Total SG&A expenses	$65,735	$71,621	$270,209	$276,652

(bb)	Other income--net comprises (in thousands):

	Three Months Ended December 31,		For the Years Ended December 31,
	2018	2017	2018	2017

Market value adjustments related to deferred compensation plans	$(3,541)	$2,811	$287	$8,430
Interest income	143	131	671	427
Other	-	(227)	-	(703)
Total other income--net	$(3,398)	$2,715	$958	$8,154

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	December 31,
	2018	2017
Assets
Current assets
Cash and cash equivalents	$4,831	$11,121
Accounts receivable less allowances	119,504	113,651
Inventories	5,705	5,334
Prepaid income taxes	10,646	29,848
Prepaid expenses	19,154	16,092
Total current assets	159,840	176,046
Investments of deferred compensation plans held in trust	65,624	62,067
Properties and equipment, at cost less accumulated depreciation	162,033	143,034
Identifiable intangible assets less accumulated amortization	68,253	54,865
Goodwill	510,570	476,887
Other assets	9,209	7,127
Total Assets	$975,529	$920,026

Liabilities
Current liabilities
Accounts payable	$50,150	$48,372
Current portion of long-term debt	-	10,000
Accrued insurance	46,095	46,968
Accrued compensation	63,329	62,933
Accrued legal	1,857	1,786
Other current liabilities	30,239	23,463
Total current liabilities	191,670	193,522
Deferred income taxes	21,598	16,640
Long-term debt	89,200	91,200
Deferred compensation liabilities	64,616	61,800
Other liabilities	17,111	16,510
Total Liabilities	384,195	379,672

Stockholders' Equity
Capital stock	35,311	34,732
Paid-in capital	774,358	695,797
Retained earnings	1,225,617	1,038,955
Treasury stock, at cost	(1,446,296)	(1,231,332)
Deferred compensation payable in Company stock	2,344	2,202
Total Stockholders' Equity	591,334	540,354
Total Liabilities and Stockholders' Equity	$975,529	$920,026

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2018	2017
Cash Flows from Operating Activities
Net income	$205,544	$98,177
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38,863	35,625
Stock option expense	12,611	10,485
Noncash long-term incentive compensation	5,405	3,774
Benefit for deferred income taxes	5,187	2,407
Noncash directors' compensation	766	766
Amortization of restricted stock awards	446	1,231
Amortization of debt issuance costs	441	516
Provision for uncollectible accounts receivable	-	17,306
Loss on sale of transportation equipment	-	5,266
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
(Increase)/decrease in accounts receivable	(5,570)	1,072
(Increase)/decrease in inventories	(351)	421
Increase in prepaid expenses	(2,665)	(2,987)
Decrease in accounts payable and other current liabilities	8,935	12,890
Change in current income taxes	18,898	(26,104)
Increase in other assets	(5,544)	(8,330)
Increase in other liabilities	3,451	8,561
Other sources	721	1,419
Net cash provided by operating activities	287,138	162,495
Cash Flows from Investing Activities
Capital expenditures	(52,872)	(64,300)
Business combinations, net of cash acquired	(53,177)	(4,725)
Other sources	824	1,417
Net cash used by investing activities	(105,225)	(67,608)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	469,550	212,350
Payments on revolving line of credit	(406,550)	(211,150)
Purchases of treasury stock	(158,884)	(94,640)
Payments on other long-term debt	(75,000)	(8,750)
Proceeds from exercise of stock options	32,412	27,092
Capital stock surrendered to pay taxes on stock-based compensation	(27,548)	(14,223)
Dividends paid	(18,662)	(17,371)
Change in cash overdrafts payable	(1,531)	6,700
Debt issuance costs	(1,052)	-
Other (uses)/sources	(938)	916
Net cash used by financing activities	(188,203)	(99,076)
Decrease in Cash and Cash Equivalents	(6,290)	(4,189)
Cash and cash equivalents at beginning of year	11,121	15,310
Cash and cash equivalents at end of period	$4,831	$11,121

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Service revenues and sales	$306,985	$150,522	$-	$457,507
Cost of services provided and goods sold	235,971	77,083	-	313,054
Selling, general and administrative expenses (a)	19,363	37,563	8,809	65,735
Depreciation	4,935	4,847	40	9,822
Amortization	12	291	-	303
Other operating expense	1,114	98	-	1,212
Total costs and expenses	261,395	119,882	8,849	390,126
Income/(loss) from operations	45,590	30,640	(8,849)	67,381
Interest expense	(22)	(64)	(1,091)	(1,177)
Intercompany interest income/(expense)	3,308	1,678	(4,986)	-
Other income—net	110	32	(3,540)	(3,398)
Income/(loss) before income taxes	48,986	32,286	(18,466)	62,806
Income taxes (a)	(9,860)	(6,375)	7,757	(8,478)
Net income/(loss)	$39,126	$25,911	$(10,709)	$54,328

2017
Service revenues and sales	$292,283	$136,074	$-	$428,357
Cost of services provided and goods sold	222,497	68,996	-	291,493
Selling, general and administrative expenses (b)	22,607	35,330	13,684	71,621
Depreciation	4,568	4,344	31	8,943
Amortization	-	26	-	26
Other operating expense/(income)	(5,524)	-	5,266	(258)
Total costs and expenses	244,148	108,696	18,981	371,825
Income/(loss) from operations	48,135	27,378	(18,981)	56,532
Interest expense	(27)	(65)	(1,016)	(1,108)
Intercompany interest income/(expense)	3,177	1,562	(4,739)	-
Other income/(expense)—net	(31)	(64)	2,810	2,715
Income/(loss) before income taxes	51,254	28,811	(21,926)	58,139
Income taxes (b)	(8,406)	(3,228)	8,047	(3,587)
Net income/(loss)	$42,848	$25,583	$(13,879)	$54,552

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Service revenues and sales	$1,197,562	$585,086	$-	$1,782,648
Cost of services provided and goods sold	929,306	299,338	-	1,228,644
Selling, general and administrative expenses (a)	80,969	145,683	43,557	270,209
Depreciation	19,688	18,629	147	38,464
Amortization	12	387	-	399
Other operating expenses	1,130	170	-	1,300
Total costs and expenses	1,031,105	464,207	43,704	1,539,016
Income/(loss) from operations	166,457	120,879	(43,704)	243,632
Interest expense	(175)	(319)	(4,496)	(4,990)
Intercompany interest income/(expense)	12,832	6,908	(19,740)	-
Other income—net	579	93	286	958
Income/(loss) before income taxes	179,693	127,561	(67,654)	239,600
Income taxes (a)	(40,847)	(28,850)	35,641	(34,056)
Net income/(loss)	$138,846	$98,711	$(32,013)	$205,544

2017
Service revenues and sales	$1,148,260	$518,464	$-	$1,666,724
Cost of services provided and goods sold	886,062	264,470	-	1,150,532
Selling, general and administrative expenses (b)	95,215	136,248	45,189	276,652
Depreciation	18,616	16,667	205	35,488
Amortization	14	123	-	137
Other operating expenses	85,614	-	5,266	90,880
Total costs and expenses	1,085,521	417,508	50,660	1,553,689
Income/(loss) from operations	62,739	100,956	(50,660)	113,035
Interest expense	(188)	(323)	(3,761)	(4,272)
Intercompany interest income/(expense)	11,656	5,596	(17,252)	-
Other income/(expense)—net	(126)	(148)	8,428	8,154
Income/(loss) before income taxes	74,081	106,081	(63,245)	116,917
Income taxes (b)	(16,436)	(32,782)	30,478	(18,740)
Net income/(loss)	$57,645	$73,299	$(32,767)	$98,177

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Net income/(loss)	$39,126	$25,911	$(10,709)	$54,328
Add/(deduct):
Interest expense	22	64	1,091	1,177
Income taxes	9,860	6,375	(7,757)	8,478
Depreciation	4,935	4,847	40	9,822
Amortization	12	291	-	303
EBITDA	53,955	37,488	(17,335)	74,108
Add/(deduct):
Intercompany interest expense/(income)	(3,308)	(1,678)	4,986	-
Medicare cap sequestration adjustment	456	-	-	456
Acquisition expense	32	371	-	403
Litigation settlement costs	1,000	-	-	1,000
Interest income	(111)	(32)	-	(143)
Stock option expense	-	-	3,251	3,251
Long-term incentive compensation	-	-	2,242	2,242
Adjusted EBITDA	$52,024	$36,149	$(6,856)	$81,317

2017
Net income/(loss)	$42,848	$25,583	$(13,879)	$54,552
Add/(deduct):
Interest expense	27	65	1,016	1,108
Income taxes	8,406	3,228	(8,047)	3,587
Depreciation	4,568	4,344	31	8,943
Amortization	-	26	-	26
EBITDA	55,849	33,246	(20,879)	68,216
Add/(deduct):
Intercompany interest expense/(income)	(3,177)	(1,562)	4,739	-
Interest income	(121)	(10)	-	(131)
Litigation settlement	(5,524)	-	-	(5,524)
Loss on sale of transportation equipment	-	-	5,266	5,266
Medicare cap sequestration adjustment	342	-	-	342
Expenses related to OIG investigation	16	-	-	16
Amortization of stock awards	71	66	160	297
Advertising cost adjustment	-	(664)	-	(664)
Stock option expense	-	-	2,747	2,747
Long-term incentive compensation	-	-	1,973	1,973
Adjusted EBITDA	$47,456	$31,076	$(5,994)	$72,538

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Net income/(loss)	$138,846	$98,711	$(32,013)	$205,544
Add/(deduct):
Interest expense	175	319	4,496	4,990
Income taxes	40,847	28,850	(35,641)	34,056
Depreciation	19,688	18,629	147	38,464
Amortization	12	387	-	399
EBITDA	199,568	146,896	(63,011)	283,453
Add/(deduct):
Intercompany interest expense/(income)	(12,832)	(6,908)	19,740	-
Medicare cap sequestration adjustment	1,496	-	-	1,496
Interest income	(580)	(92)	1	(671)
Accrued litigation settlement	796	-	-	796
Acquisition Expense	209	548	-	757
Amortization of stock awards	107	100	239	446
Stock option expense	-	-	12,611	12,611
Long-term incentive compensation	-	-	6,618	6,618
Adjusted EBITDA	$188,764	$140,544	$(23,802)	$305,506

2017
Net income/(loss)	$57,645	$73,299	$(32,767)	$98,177
Add/(deduct):
Interest expense	188	323	3,761	4,272
Income taxes	16,436	32,782	(30,478)	18,740
Depreciation	18,616	16,667	205	35,488
Amortization	14	123	-	137
EBITDA	92,899	123,194	(59,279)	156,814
Add/(deduct):
Intercompany interest expense/(income)	(11,656)	(5,596)	17,252	-
Interest income	(388)	(39)	-	(427)
Litigation settlement	84,476	213	-	84,689
Medicare cap sequestration adjustment	447	-	-	447
Loss on sale of transportation equipment	-	-	5,266	5,266
Expenses related to OIG investigation	5,194	-	-	5,194
Program closure expenses	1,138	-	-	1,138
Amortization of stock awards	291	269	670	1,230
Advertising cost adjustment	-	(1,371)	-	(1,371)
Stock option expense	-	-	10,485	10,485
Long-term incentive compensation	-	-	4,994	4,994
Adjusted EBITDA	$172,401	$116,670	$(20,612)	$268,459

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2018	2017	2018	2017
Net income as reported	$54,328	$54,552	$205,544	$98,177

Add/(deduct) pre-tax cost of:

Stock option expense	3,251	2,747	12,611	10,485
Long-term incentive compensation	2,242	1,973	6,618	4,994
Litigation settlement	1,000	(5,524)	796	84,689
Medicare cap sequestration adjustments	456	342	1,496	447
Acquisition expenses	403	-	757	-
Loss on sale of transportation equipment	-	5,266	-	5,266
Expenses of OIG investigation	-	16	-	5,194
Program closure expenses	-	-	-	1,138
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(1,527)	(1,379)	(4,586)	(42,102)
Impact of tax reform	-	(8,302)	-	(8,302)
Excess tax benefits on stock compensation	(4,244)	(10,811)	(22,862)	(18,932)
Adjusted net income	$55,909	$38,880	$200,374	$141,054

Diluted Earnings Per Share As Reported
Net income	$3.26	$3.25	$12.23	$5.86
Average number of shares outstanding	16,670	16,776	16,803	16,742

Adjusted Diluted Earnings Per Share
Adjusted net income	$3.35	$2.32	$11.93	$8.43
Average number of shares outstanding	16,670	16,776	16,803	16,742

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
OPERATING STATISTICS	2018	2017	2018	2017
Net revenue ($000) (c)
Homecare	$261,972	$242,554	$1,010,518	$935,913
Inpatient	20,874	22,033	82,677	90,472
Continuous care	30,834	30,131	122,498	124,557
Other	1,986	-	7,831	-
Subtotal	$315,666	$294,718	$1,223,524	$1,150,942
Room and board, net	(2,191)	-	(10,054)	-
Contractual allowances	(3,036)	-	(11,785)	-
Medicare cap allowance	(3,454)	(2,435)	(4,123)	(2,682)
Net Revenue	$306,985	$292,283	$1,197,562	$1,148,260
Net revenue as a percent of total before Medicare cap allowance
Homecare	83.0%	82.3%	82.6%	81.2%
Inpatient	6.6	7.5	6.8	7.9
Continuous care	9.8	10.2	10.0	10.9
Other	0.6	-	0.6	-
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.7)	-	(0.8)	-
Contractual allowances	(1.0)	-	(1.1)	-
Medicare cap allowance	(1.1)	(0.8)	(0.2)	(0.2)
Net Revenue	97.2%	99.2%	97.9%	99.8%
Average daily census ("ADC") (days)
Homecare	14,062	12,861	13,652	12,549
Nursing home	3,297	3,265	3,298	3,177
Routine homecare	17,359	16,126	16,950	15,726
Inpatient	326	342	327	354
Continuous care	464	452	465	470
Total	18,149	16,920	17,742	16,550

Total Admissions	16,579	16,575	68,119	66,449
Total Discharges	16,623	16,553	66,868	65,637
Average length of stay (days)	92.6	91.4	89.9	88.8
Median length of stay (days)	17.0	16.0	17.0	16.0
ADC by major diagnosis
Cerebro	35.8%	36.1%	36.3%	35.5%
Neurological	18.6	18.5	19.0	19.2
Cancer	13.7	14.1	13.7	14.6
Cardio	16.3	16.4	16.4	16.5
Respiratory	8.0	8.0	8.2	7.9
Other	7.6	6.9	6.4	6.3
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	20.9%	22.3%	21.8%	22.0%
Neurological	11.5	10.7	11.4	10.6
Cancer	31.1	30.0	30.2	30.6
Cardio	14.6	14.9	15.4	15.0
Respiratory	10.1	10.7	10.9	10.8
Other	11.8	11.4	10.3	11.0
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (d)
Routine homecare	53.9%	53.9%	53.0%	52.6%
Inpatient	3.9	8.5	4.7	5.4
Continuous care	18.4	16.8	17.7	16.9
Homecare margin drivers (dollars per patient day)
Labor costs	$56.82	$55.65	$57.59	$56.80
Combined drug, home medical equipment and medical supplies cost	13.58	14.30	14.06	14.65
Inpatient margin drivers (dollars per patient day)
Labor costs	$379.17	$355.96	$376.53	$366.41
Continuous care margin drivers (dollars per patient day)
Labor costs	$571.18	$583.45	$575.36	$584.49
Bad debt expense as a percent of revenues	1.0%	1.1%	1.0%	1.1%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	35.0	33.7	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	24.6	25.0	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2018 AND 2017
(unaudited)

(a)	Included in the results of operations for 2018 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2018
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(456)	$-	$-	$(456)
	Selling, general and administrative expenses:
	Litigation settlement	(1,000)	-	-	(1,000)
	Acquisition expense	(32)	(371)	-	(403)
	Stock option expense	-	-	(3,251)	(3,251)
	Long-term incentive compensation	-	-	(2,242)	(2,242)
	Pretax impact on earnings	(1,488)	(371)	(5,493)	(7,352)
	Excess tax benefits on stock compensation	-	-	4,244	4,244
	Income tax benefit on the above	381	98	1,048	1,527
	After-tax impact on earnings	$(1,107)	$(273)	$(201)	$(1,581)

		For the Year Ended December 31, 2018
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(1,496)	$-	$-	$(1,496)
	Selling, general and administrative expenses:
	Litigation settlement	(796)	-	-	(796)
	Acquisition expense	(209)	(548)	-	(757)
	Stock option expense	-	-	(12,611)	(12,611)
	Long-term incentive compensation	-	-	(6,618)	(6,618)
	Pretax impact on earnings	(2,501)	(548)	(19,229)	(22,278)
	Excess tax benefits on stock compensation	-	-	22,862	22,862
	Income tax benefit on the above	637	145	3,804	4,586
	After-tax impact on earnings	$(1,864)	$(403)	$7,437	$5,170

(b)	Included in the results of operations for 2017 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(342)	$-	$-	$(342)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(16)	-	-	(16)
	Stock option expense	-	-	(2,747)	(2,747)
	Long-term incentive compensation	-	-	(1,973)	(1,973)
	Other operating expenses:
	Litigation settlements	5,524	-	-	5,524
	Loss on sale of transportation equipment	-	-	(5,266)	(5,266)
	Pretax impact on earnings	5,166	-	(9,986)	(4,820)
	Impact of tax reform	11,057	7,761	(10,516)	8,302
	Excess tax benefits on stock compensation	-	-	10,811	10,811
	Income tax benefit on the above	(1,961)	-	3,340	1,379
	After-tax impact on earnings	$14,262	$7,761	$(6,351)	$15,672

		For the Year Ended December 31, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(447)	$-	$-	$(447)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(5,194)	-	-	(5,194)
	Litigation settlement	-	(213)	-	(213)
	Stock option expense	-	-	(10,485)	(10,485)
	Long-term incentive compensation	-	-	(4,994)	(4,994)
	Other operating expenses:
	Litigation settlement	(84,476)	-	-	(84,476)
	Loss on sale of transportation equipment	-	-	(5,266)	(5,266)
	Program closure expenses	(1,138)	-	-	(1,138)
	Pretax impact on earnings	(91,255)	(213)	(20,745)	(112,213)
	Impact of tax reform	11,057	7,761	(10,516)	8,302
	Excess tax benefits on stock compensation	-	-	18,932	18,932
	Income tax benefit on the above	34,722	84	7,296	42,102
	After-tax impact on earnings	$(45,476)	$7,632	$(5,033)	$(42,877)

(c)

VITAS has 11 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 18 small (less than 200 ADC) hospice programs.  Of VITAS' 30 Medicare provider numbers, 25 provider numbers have a Medicare cap cushion of 10% or greater during the current cap year, one provider number has a Medicare cap cushion between 5% and 10%, two provider numbers have a Medicare cap cushion between 0% and 5%, and two provider numbers would have a Medicare cap liability.

(d)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
David P. Williams
(513) 762-6901